                                                                    Exhibit 23.4

                          Independent Auditors Consent
                          ----------------------------



The Board of Directors
AgriBioTech, Inc.:

We consent to the use of our report relating to the financial statements of Arnold-Thomas Seed Service, Inc. incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                       Michael R. Lemm, C.P.A., P.S.



Walla Walla, Washington
June 24, 1996